united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 5/31

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

KKM Enhanced U.S. Equity Fund

Class A Shares (Symbol: KKMAX)
Class I Shares (Symbol: KKMIX)

ANNUAL REPORT
May 31, 2017

1-844-767-3863

Distributed by Northern Lights Distributors, LLC
Member FINRA

KKM Enhanced US Equity Fund
Annual Report
May, 31, 2017

Dear KKM Enhanced U.S. Equity Shareholder:

During the fiscal year markets encountered a variety of unexpected factors. The 2016 U.S. Presidential election, Brexit and the Federal Reserve raising interest rates for the first time in nearly a decade are just a few components that contributed to the tumult. Although the market endured several stressful moments, investors found a way to overcome and the broader equity markets found a way to move higher.

The past year has been highlighted by two significant bouts of increased volatility, albeit they did not last long, as market participants called into question market valuations. Ultimately most major US equity indexes weathered the short bursts of volatility and performed well. The S&P 500 Total Return Index* was up 17.47% and the CBOE VIX Tail Hedge Index (VXTH)* was up 10.38%. For the same period KKMIX was up 3.57%, while KKMAX (without load) was up 3.34%.

The first significant encounter of volatility was related to the concerns in regards to the British elections and the potential Brexit caught many investors off guard. The US stock market defied almost all prognosticators who believed that if the UK (United Kingdom) left the EU (European Union) otherwise known as “Brexit”, the impact would inflict lasting and irreparable damage to equity markets around the global. This perceived negative outcome had a shelf life of effectively two days, before US markets shrugged off the outcome and disregarded the consensus opinion. The second significant volatility event came later in the year in the shape of the presidential election and in the form of an upset win for the Republican candidate, Donald Trump. Most market observers viewed the slim chance of a Donald Trump victory as a very bearish scenario with lasting ramifications. The initial reaction in the overnight markets was indeed very negative. However, by the time US markets open for trading the day after the election, The S&P 500 experienced the beginning of one of the largest post-election rallies ever recorded. The “V-shaped” bottoms the US equity markets experience after each of these events were very short in duration, so much so, that the election results don’t even register on a daily price graph of the S&P 500 Index* (even-though the S&P 500 futures were 5.5% lower overnight). These short bursts in volatility with no significant shelf life made it very difficult to harvest any realized gains from the “dynamic hedge” which created a headwind for the fund during the reporting period. During this first half of the reporting period, KKMIX was up 1.63%, while KKMAX (without load) was up 1.53%. The fund’s performance fell in between its two benchmarks. The S&P 500 Total Return Index* was up 6.01% while the VXTH* showed a slight gain of .06%.

The second half of the reporting period saw the U.S. equity markets move forward and a surprising suppression in both realized as well as implied volatility. Markets started 2017 in a calm and euphoric manner, as investors continued to view the new policies of the new administration as pro-growth. These policies include; Healthcare reform, Tax reform, and a Repatriation policy. These expectations that were injected into the stock market continue to put wind in the sails of equity bulls and have evaporated volatility expectations (as measured by the VIX). The VIX behaved in a historical manner by accumulating more closes under 10 than in any other timeframe since the inception of the VIX. In June, the VIX attained a new closing low of 9.77 for the new methodology (VIX changed methodology in January 2004 to represent SPX implied volatility). As the VIX has been suppressed, the broader equity markets have made many new all-time highs in the reporting period. Additionally, the amount of consecutive days in the reporting period where realized volatility remained under 1% set a record as well. During the decline in volatility, the opportunity to harvest was not only not presented but, the cost of the hedge expired worthless month after month. Due to this low volatility acting as a tremendous headwind, the fund did drag in comparison to the S&P500. Although the fund was positive for the reporting period, this unusual and consistent volatility drag was the primary cause to the Fund’s larger than expected underperformance to the S&P500.

The Federal Reserve made a follow up rate move subsequent to their December 2015 rate hike by raising rates in March of 2017. Despite higher short-term yields and a flatter yield curve, the markets continue to discount any real shift in the interest rate policy. The global trend into negative yields (an environment the market has never experienced before) has transitioned and the nearly $13T in negative yields in 2016 has been nearly halved into $6.5T in 2017. Our belief is that equity valuations are stretched and the medicine the central banks have been providing will eventually lose its effectiveness and the real question will be: can the markets maintain current valuations given the current global growth outlook? We believe the snapshots of volatility the market experienced in the past 12 months are an indication that conditions are setting up for a longer period of pronounced volatility. In addition, the balance sheet reduction plan of the Federal Reserve may cause potential liquidity issues in global bond markets. We expect if these conditions ultimately led to a market dislocation the Fund may be well positioned to mitigate downside exposure and allow for increased volatility harvesting.

Central bankers around the globe by way of greatly increased intervention have modified the entire monetary structure which has led to what appears to be an all-out currency war. The old adage the market takes the “elevator down and the stairs back up” has been brought in question as the markets appear to be taking the elevator both ways lately. Although, perceived by many market participants as a positive for equity markets, we believe this rapid spending coupled with recent negative yields may potentially have a corrosive effect on equity valuations the longer these initiatives stay in place. That being said, we at KKM embrace these moves as they tend to provide opportunities in managing the Fund. Furthermore, we also believe that a hedged equity strategy with a focus on risk mitigation may provide a meaningful counterbalance to a portfolio as some of these short-sighted initiatives begin to have a negative longer-term effect on the global markets. The rules based enhanced methodology has created a fixed cost limit for the amount of the tail-risk hedge. KKM expects this overall reduction to the cost structure of the volatility hedge may lead to increased performance of the fund. The dynamic volatility hedge has shown the ability to capture shifts in volatility while all the time maintaining a catastrophic hedge.

Investment Goal

The KKM Enhanced U.S. Equity Fund seeks to provide investors a broadly diversified portfolio of U.S. stocks with a volatility enhancement through KKM’s proprietary dynamic volatility strategy. This higher form of diversification is potentially designed to mitigate the negative effects of high equity correlation in all markets. The fund will rebalance between equities and volatility monthly.

Performance Overview

The Fund’s Class I shares attained a 3.57% cumulative total return for the 12 months ended May 31, 2017. In comparison, the Fund’s benchmark, the S&P 500 Total Return Index* which is a broad measure of U.S. stock performance, posted a 17.47% total return. The Fund’s secondary benchmark, the CBOE’s VXTH Index which is a blend of U.S. stocks in conjunction with a constant tail hedge, posted a 10.38% total return for the fiscal year.

The Fund’s Class A shares attained a 3.34% (without load) cumulative total return for the 12 months ended May 31, 2017. In comparison, the Fund’s benchmark, the S&P 500 Total Return Index* which is a broad measure of U.S. stock performance, posted a 17.47% total return. The Fund’s secondary benchmark, the CBOE’s VXTH Index* which is a blend of U.S. stocks in conjunction with a constant tail hedge, posted a 10.38% total return for the 12 month period.

Recent market dislocations have been met with rapid response teams from various central banks around the globe. This has created challenges in volatility trading as the markets price out risk much quicker than which has occurred historically. Although KKM feels the Fund is much better positioned to account for these changes, to this point the sheer velocity of these equity recoveries have made it difficult for the Fund to capture a larger percentage of said recoveries.

Highlights:

It was highlighted in the semi-annual report for the period ending 11/30/2016, the KKM U.S. Equity Fund was able to beat the VXTH* benchmark by 1.57%.

As mentioned earlier in the report the Fund indeed reduced downside capture during the market volatility in January through the middle of February. It was primarily the last quarter of the 12 month period which contributed to the Fund lagging the S&P 500 Index. The V-shaped bottom in February and the ensuing rapid market accent into April was the primary contributor to Fund’s dispersion for the year. It should be noted that leading up to the Brexit vote and the month that ensued the fund demonstrated the ability to mitigate the downturn the S&P 500 realized. The peak to trough drawdown for the S&P 500 post Brexit was 5.34%, while the fund realized a 2.14% drawdown during that timeframe.

Difficulties:

The V-shaped bottoms the equity markets have experienced over the past couple of selloffs have made it difficult for the Fund to harvest the dynamic volatility hedge and roll the exposure back into the market due to the short duration of these volatile events. We do believe that these “elevator” rides back up may begin to moderate and the duration of these types of volatility events may revert back to historical averages associated with typical equity asset re-pricing. KKM remains committed to evaluating various market inputs and analyzing their effects on volatility expectations. Through this process the firm will make every effort to enhance the returns of the Fund.

Sincerely,

Jeff Kilburg

Definitions:

* Volatility - Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

* S&P 500 Total Return Index - The S&P 500 Total Return Index, or the Standard & Poor’s 500 Total Return Index, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which also assumes that any cash distributions (i.e. dividends) are reinvested back into the index.

* S&P 500 Index (SPX) - The S&P 500, or the Standard & Poor’s 500, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

* SPY (S&P 500 Trust) An ETF (Exchange Traded Fund) designed to track the S&P 500 index.

* VIX (CBOE Market Volatility Index) Is a 30-day measure of future expected volatility, determined by the implied volatility levels of a strip of S&P 500 index options.

* CBOE VIX Tail Hedge Index (VXTH) - The VXTH Index tracks the performance of a hypothetical portfolio that -

●	Buys and holds the performance of the S&P 500® index (the total return index, with dividends reinvested), and

●	Buys one-month 30-delta call options on the CBOE Volatility Index®(VIX)®. New VIX calls are purchased monthly, a procedure known as the “roll.” The weight of the VIX calls in the portfolio varies at each roll and depends on the forward value of VIX, an indicator for the perceived probability of a “swan event”.

8032-NLD-7/20/2017

KKM Enhanced U.S. Equity Fund
Portfolio Review (Unaudited)
Since Inception through May 31, 2017*

PERFORMANCE OF A $10,000 INVESTMENT

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
6/11/14
11/30/14
5/31/15
11/30/15
5/31/16
11/30/16
5/31/17
$13,210
$11,585
$9,614
$8,995
KKM Enhanced U.S. Equity Fund- Class A - with load - $8,995
KKM Enhanced U.S. Equity Fund- Class I - $9,614
S&P 500 Index - $13,210
CBOE VIX Tail Hedge Index - $11,585

		Annualized
		Since
	One Year	Inception*
KKM Enhanced U.S. Equity Fund
Class A	3.34%	(1.56)%
Class A with load	(2.60)%	(3.50)%
Class I	3.57%	(1.32)%
S&P 500 Index^	17.47%	9.83%
CBOE VIX Tail Hedge Index+	10.38%	5.08%

*	Inception date is June 6, 2014. Start of performance is June 11, 2014.

^	S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

+	The CBOE VIX Tail Hedge Index consists of each equity security in the S&P 500 (with dividends reinvested), and an amount of one-month, call options on the VIX Index that is determined by the level of forward volatility. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Total returns would have been lower had the Advisor not waived its fees. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.57% for Class A shares and 2.67% for Class I shares per the October 1, 2016, prospectus. For performance information current to the most recent month-end, please call toll-free 1-844-767-3863.

KKM Enhanced U.S. Equity Fund
Portfolio Review (Unaudited) (Continued)

PORTFOLIO COMPOSITION+ (Unaudited)*

Exchange-Traded Funds	93.9%
Short-Term Investments	0.4%
Other Assets Less Liabilities	5.7%
100.0%

+   Based on Total Net Assets as of May 31, 2017.

+   Does not include the derivatives in which the Fund invests.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

KKM Enhanced U.S. Equity Fund
PORTFOLIO OF INVESTMENTS
May 31, 2017

Shares		Value
	EXCHANGE TRADED FUNDS - 93.9%
	EQUITY FUNDS - 93.9%
2,140	Consumer Discretionary Select SPDR Fund	$194,847
3,115	Industrial Select Sector SPDR Fund	210,325
3,524	Materials Select Sector SPDR Fund	187,054
7,875	QuantShares US Market Neutral Anti-Beta Fund*	163,576
4,686	SPDR S&P 500 ETF Trust	1,131,388
2,943	SPDR S&P Biotech ETF	199,270
3,693	Technology Select Sector SPDR Fund	208,765
	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,014,089)	2,295,225
Contracts **
	OPTIONS PURCHASED* - 0.2%
	CALL OPTIONS PURCHASED - 0.2%
	CBOE SPX Volatility Index, VIX
75	Expiration June 2017, Exercise Price $15.00	3,375
	CBOE SPX Volatility Index, VIX
55	Expiration June 2017, Exercise Price $17.00	1,513
	TOTAL OPTIONS PURCHASED (Cost - $9,992)	4,888
Shares
	SHORT-TERM INVESTMENT - 0.4%
	MONEY MARKET FUND - 0.4%
8,544	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Share Class, 0.67%+	8,544
	(Cost - $8,544)

	TOTAL INVESTMENTS - 94.5% (Cost - $2,032,625) (a)	$2,308,657
	OPTIONS WRITTEN - (1.4)% (Premiums Received - $18,070) (a)	(34,560)
	OTHER ASSETS LESS LIABILITIES - 6.9%	169,851
	NET ASSETS - 100.0%	$2,443,948

Contracts **
	OPTIONS WRITTEN* - (1.4)%
	CALL OPTIONS WRITTEN - (1.4)%
	SPDR S&P 500 ETF Trust
(30)	Expiration June 2017, Exercise Price $238.00	$(13,140)
	SPDR S&P 500 ETF Trust
(60)	Expiration June 2017, Exercise Price $239.00	(21,420)
	TOTAL OPTIONS WRITTEN (Premiums Received - $18,070)	$(34,560)

ETF - Exchange Traded Fund

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase/sell 100 shares of the underlying stock.

+	Money market fund; interest rate reflects seven-day effective yield on May 31, 2017.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $2,024,303 excluding futures and including options, and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

Unrealized appreciation:	$295,592
Unrealized depreciation:	(45,798)
Net unrealized appreciation:	$249,794

Number of
Contracts		Unrealized Depreciation
	OPEN FUTURES CONTRACTS
3	CBOE VIX Index, June 2017	$(772)
	(Underlying Notional Amount $35,475)
	TOTAL FUTURE CONTRACTS	$(772)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2017

Assets:
Investments in Securities at Fair Value (at cost $2,032,625)	$2,308,657
Cash Deposits with Broker	52,054
Due From Adviser	36,439
Prepaid Expenses	53,840
Other Assets	29,217
Total Assets	2,480,207

Liabilities:
Options Written, at Value (Premiums received $18,070)	34,560
Unrealized Depreciation on Futures Contracts	772
Accrued Distribution Fees	927
Total Liabilities	36,259

Net Assets	$2,443,948

Composition of Net Assets:
At May 31, 2017, Net Assets consisted of:
Paid-in-Capital	$5,013,464
Accumulated Net Investment Loss	(4,912)
Accumulated Net Realized Loss on Investments, Options, and Futures Transactions	(2,823,374)
Net Unrealized Appreciation on Investments, Options and Futures Contracts	258,770
NET ASSETS	$2,443,948

Net Asset Value, Offering and Redemption Price Per Share(a)
Class A Shares:
Net Assets	$106,265
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	11,205

Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$9.48
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$10.06

Class I Shares:
Net Assets	$2,337,683
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	248,211
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$9.42

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2017

Investment Income:
Dividend Income	$117,209
Interest Income	510
Total Investment Income	117,719

Expenses:
Investment Advisory Fees	53,855
Legal Fees	48,686
Registration and Filing Fees	46,370
Fund Accounting Fees	30,355
Administration Fees	20,311
Transfer Agent Fees	16,857
Audit Fees	15,002
Trustees’ Fees	14,111
Printing Expense	12,549
Chief Compliance Officer Fees	9,391
Non 12b-1 Shareholder Servicing Fees	8,824
Custody Fees	5,293
Interest Expense	1,143
Distribution Fees- Class A	1,048
Insurance	1,000
Miscellaneous Expenses	3,274
Total Expenses	288,069
Less: Fees Waived and Expenses Reimbursed by Adviser	(219,578)
Net Expenses	68,491
Net Investment Income	49,228

Net Realized and Unrealized Gain (Loss) on Investments, Options and Futures Transactions:
Net Realized Gain (Loss) on:
Investments	413,391
Options Purchased	(384,064)
Options Written	(80,671)
Futures Contracts	(10,743)
(62,087)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	77,774
Options Purchased	61,106
Options Written	(1,548)
Futures Contracts	23,228
160,560

Net Realized and Unrealized Gain on Investments, Options and Futures Transactions	98,473

Net Increase in Net Assets Resulting From Operations	$147,701

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	May 31, 2017	May 31, 2016

Operations:
Net Investment Income	$49,228	$200,952
Net Realized Loss on Investments, Options and Futures Contracts	(62,087)	(336,823)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options and Futures Contracts	160,560	(562,398)
Net Increase (Decrease) in Net Assets Resulting From Operations	147,701	(698,269)

Distributions to Shareholders From:
Class A Shares
Income
Class A	(149)	(9,653)
Class I	(38,186)	(59,402)
Return of Capital
Class A	—	(2,915)
Class I	—	(17,906)
Net decrease in net assets from distributions to shareholders	(38,335)	(89,876)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	16,946	520,283
Distributions Reinvested	149	12,569
Redemption Fees	—	3
Cost of Shares Redeemed	(851,241)	(13,409,166)
Total Class A Transactions	(834,146)	(12,876,311)

Class I Shares:
Proceeds from Shares Issued	1,427,527	1,223,370
Distributions Reinvested	31,644	66,416
Redemption Fees	—	16
Cost of Shares Redeemed	(8,703,245)	(11,454,933)
Total Class I Transactions	(7,244,074)	(10,165,131)

Net Decrease in Net Assets Resulting From Beneficial Interest Transactions	(8,078,220)	(23,041,442)

Decrease in Net Assets	(7,968,854)	(23,829,587)

Net Assets:
Beginning of Year	10,412,802	34,242,389
End of Year*	$2,443,948	$10,412,802
* Includes accumulated net investment income (loss) of:	$(4,912)	$94,255

Share Activity:
Class A Shares:
Shares Issued	1,806	54,264
Shares Reinvested	16	1,338
Shares Redeemed	(91,059)	(1,409,409)
Net decrease in shares of beneficial interest outstanding	(89,237)	(1,353,807)

Class I Shares:
Shares Issued	151,162	132,645
Shares Reinvested	3,406	7,066
Shares Redeemed	(937,909)	(1,209,514)
Net decrease in shares of beneficial interest outstanding	(783,341)	(1,069,803)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced US Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class A
	Year	Year	For the Period*
	Ended	Ended	Ended
	May 31, 2017	May 31, 2016	May 31, 2015

Net Asset Value, Beginning of Period	$9.18	$9.62	$10.00

Activity From Investment Operations:
Net investment income (a)	0.07	0.07	0.01
Net realized and unrealized gain (loss) from investments, options, and futures contracts	0.24	(0.47)	(0.37)
Total from investment operations	0.31	(0.40)	(0.36)

Distributions to shareholders from:
Net investment income	(0.01)	(0.03)	(0.02)
Net return of capital	—	(0.01)	—
Total distributions	(0.01)	(0.04)	(0.02)

Paid in capital from redemption fees	—	0.00 (f)	0.00	(f)

Net Asset Value, End of Period	$9.48	$9.18	$9.62

Total Return (b)	3.34%	(4.19)%	(3.60	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$106	$922	$13,990
Ratio of expenses to average net assets:(i)
before reimbursement (c)(g)	4.63%	2.42%	2.15	% (d)
net of reimbursement (g)	1.32%	1.32%	1.30	% (d)
Ratio of net investment income to average net assets (h)	0.76%	0.79%	0.07	% (d)
Portfolio turnover rate	48%	157%	211	% (e)

*	Inception date of Class A shares is June 6, 2014. Start of performance is June 11, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Amount represents less than $0.005.

(g)	Does not include the expenses of other investment companies in which the Fund invests.

(h)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Ratio of expenses to average net assets (excluding interest expense):
before reimbursement (c)(g)	4.61%	2.40%	2.15	% (d)
net of reimbursement (g)	1.30%	1.30%	1.30	% (d)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced US Equity Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented.

	Class I
	Year	Year	For the Period*
	Ended	Ended	Ended
	May 31, 2017	May 31, 2016	May 31, 2015

Net Asset Value, Beginning of Period	$9.20	$9.64	$10.00

Activity From Investment Operations:
Net investment income (a)	0.07	0.13	0.01
Net realized and unrealized gain (loss) from investments, options, and futures contracts	0.26	(0.51)	(0.34)
Total from investment operations	0.33	(0.38)	(0.33)

Distributions to shareholders from:
Net investment income	(0.11)	(0.04)	(0.03)
Net return of capital	—	(0.02)	—
Total distributions	(0.11)	(0.06)	(0.03)

Paid in capital from redemption fees	—	0.00 (f)	0.00	(f)

Net Asset Value, End of Period	$9.42	$9.20	$9.64

Total Return (b)	3.57%	(3.99)%	(3.32	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,338	$9,491	$20,252
Ratio of expenses to average net assets: (i)
before reimbursement (c)(g)	4.56%	2.52%	1.77	% (d)
net of reimbursement (g)	1.07%	1.07%	1.05	% (d)
Ratio of net investment income to average net assets (h)	0.78%	1.38%	0.15	% (d)
Portfolio turnover rate	48%	157%	211	% (e)

*	Inception date of Class A shares is June 6, 2014. Start of performance is June 11, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(d)	Annualized.

(e)	Not annualized.

(f)	Amount represents less than $0.005.

(g)	Does not include the expenses of other investment companies in which the Fund invests.

(h)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)	Ratio of expenses to average net assets (excluding interest expense):
before reimbursement (c)(g)	4.54%	2.50%	1.77	% (d)
net of reimbursement (g)	1.05%	1.05%	1.05	% (d)

The accompanying notes are an integral part of these financial statements.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2017

1.	ORGANIZATION

KKM Enhanced U.S. Equity Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The primary investment objective of the Fund is to seek risk-adjusted total return with less volatility than the broader U.S. equities market. The inception date of the Fund is June 6, 2014.

The Fund offers two classes of shares designated as Class A and Class I. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares also are offered at net asset value with no initial sales charge. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Index options are valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity at time of purchase may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2017

established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2017 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2017

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,295,225	$—	$—	$2,295,225
Options Purchased	—	4,888	—	4,888
Short-Term Investment	8,544	—	—	8,544
Total	$2,303,769	$4,888	$—	$2,308,657

Liabilities	Level 1	Level 2	Level 3	Total
Options Written	$34,560	$—	$—	$34,560
Futures Contracts*	772	—	—	772
Total	$35,332	$—	$—	$35,332

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year ended May 31, 2017.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period.

*	Represents unrealized depreciation on all open futures contracts as of May 31, 2017.

Exchange Traded Funds (“ETF”) – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premiums paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Futures – The Fund is subject to equity price risk in the normal course of pursuing its investment objective. To manage equity price risk, the Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposit with broker in the accompanying Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in the “net unrealized appreciation from future contracts” account. Periodically, the Fund will receive from or pays to the broker a specified amount of cash based upon changes in the “net unrealized appreciation from open future contracts” account. When a contract is closed, the Fund will recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2017

the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Fund’s Portfolio of Investments.

The notional value represents amounts related to the Fund’s futures contracts upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of the Fund’s futures contracts. Further, the underlying price changes in relation to variables specified by the notional values, affects the fair value of these derivative instruments. Theoretically, the Fund’s exposure is equal to the notional value of contracts held. The Fund’s obligations will generally equal only the amount to be paid or received through the futures contracts.

Derivatives Disclosure –

Fair Values of Derivative Instruments held by Fund as of May 31, 2017:

Statement of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
	Statement of Assets and		Statement of Assets and
Primary Risk Exposure	Liabilities	Value	Liabilities	Value

Equity risk	Investments in Securities at Fair Value	$4,888	Options Written, at Value	$34,560
			Unrealized Depreciation on Futures Contracts	772	*
Total		$4,888		$35,332

*	Represents unrealized depreciation on all open futures contracts as of May 31, 2017.

The effect of Derivative Instruments on the Statement of Operations for the year ended May 31, 2017:

Statement of			Change in
Operations		Realized	Unrealized
Contract Type/	Location of Gain or (Loss) On	Loss on	Appreciation (Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity risk	Net realized loss on options purchased	$(384,064)
	Net realized loss on options written	(80,671)
	Net realized loss on futures contracts	(10,743)

	Net change in unrealized appreciation on options purchased		$61,106
	Net change in unrealized depreciation on options written		(1,548)
	Net change in unrealized appreciation on futures contract		23,228
Total		$(475,478)	$82,786

The derivative instruments outstanding as of May 31, 2017 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains (losses) on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets –

The Fund’s policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. During the year ended May 31, 2017 the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at May 31, 2017.

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Statement of	Statement of
	Gross Amounts of	Assets &	Assets &	Financial	Collateral
Description	Recognized Assets	Liabilities	Liabilities	Instruments(1)	Pledged/Received(1)	Net Amount
Options Purchased	$4,888	$—	$4,888	$4,888	$—	$—

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2017

		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments(1)	Pledged/Received(1)	Net Amount
Written Options	$(34,560)	$—	$(34,560)	$34,560	$—	$—
Futures Contracts	(772)	—	(772)	—	772	—
Total	$(35,332)	$—	$(35,332)	$34,560	$772	$—

(1)	Collateral is only presented to the extent of the unrealized appreciation/(depreciation) in this table.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2015 - 2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2017, amounted to $2,836,901 and $10,584,265, respectively, for the Fund.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2017

4.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended May 31, 2017, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	75	$18,896
Options written	1,351	255,434
Options closed	(1,023)	(234,266)
Options expired	(313)	(21,994)
Options outstanding, end of year	90	$18,070

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. For the year ended May 31, 2017, the Adviser earned advisory fees of $53,855 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2018, so that the total annual operating expenses of the Fund do not exceed 1.30% and 1.05% of the average daily net assets of the Class A and Class I shares, respectively. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended May 31, 2017, the Adviser waived fees and reimbursed expenses of $219,578. As of May 31, 2017, the cumulative expenses subject to recapture amounted to $637,724 of which $198,238 expires May 31, 2018, $219,908 expires May 31, 2019 and $219,578 expires May 31, 2020.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay 0.25% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended May 31, 2017, the Fund incurred distribution fees of $1,048 on Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended May 31, 2017, the Distributor received no underwriting commissions for sales of Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2017

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2017	May 31, 2016
Ordinary Income	$38,335	$69,055
Long-Term Capital Gain	—	—
Return of Capital	—	20,821
	$38,335	$89,876

As of May 31, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(4,912)	$(2,807,103)	$(7,295)	$249,794	$(2,569,516)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on open 1256 option and futures contracts. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $4,912.

At May 31, 2017, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-
Short-Term	Expiring	Total
$759,784	$2,047,319	$2,807,103

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, and adjustments for C-Corporation return of capital distributions and partnerships, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(2,453)	$(110,060)	$112,513

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, undersection 2[a] 9 of the Act. As of May 31, 2017, Charles Schwab & Co. held 38.06% of the voting securities of Class A, and TD Ameritrade Inc. held 45.20% of the voting securities of Class A and 70.97% of the voting securities of Class I in LLFS. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co. or TD Ameritrade Inc. are also beneficially.

KKM Enhanced U.S. Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2017

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the SPDR S&P 500 ETF Trust (“SPDR”). The Fund may sell its investment in SPDR at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of SPDR. The financial statements of SPDR, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of May 31, 2017, the percentage of the Fund’s net assets invested in SPDR was 46.3%.

9.	NEW ACCOUNTING PROUNOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following.

For the period June 1, 2017, through July 15, 2017, there were $200,118 of subscriptions and $1,543,355 of redemptions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of KKM Enhanced U.S. Equity Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of KKM Enhanced U.S. Equity Fund (the Fund), a series of the Northern Lights Fund Trust II, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from June 6, 2014 (commencement of operations) through May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KKM Enhanced U.S. Equity Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 6, 2014 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado

July 31, 2017

KKM Enhanced U.S. Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2017

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 18-19, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the KKM Enhanced U.S. Equity Fund (“KKM Enhanced Equity”) and KKM Financial LLC (“KKM Financial”), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM Financial, in conjunction with KKM Enhanced Equity’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to KKM Enhanced Equity.

In advance of the Meeting, the Board requested and received materials to assist them in considering the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of KKM Enhanced Equity. The materials also included due diligence materials relating to KKM Financial (including due diligence questionnaires completed by KKM Financial, select financial information of KKM Financial, bibliographic information regarding KKM Enhanced Equity’s key management and investment advisory personnel, and comparative fee information relating to KKM Enhanced Equity) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM Financial, the Board reviewed materials provided by KKM Financial relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for KKM Enhanced Equity including the individuals that primarily monitor and execute the investment process. The Board then discussed the extent of KKM Financial’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM Financial’s specific responsibilities in all aspects of the day-to-day management of KKM Enhanced Equity and concluded that KKM Financial’s personnel have the qualifications and expertise to manage the Fund. The Board also noted that KKM Financial continues to be committed to follow the investment strategy of KKM Enhanced Equity. Additionally, the Board received responses from the representatives of KKM Financial with respect to a series of important questions, including: whether KKM Financial is involved in any lawsuits or pending regulatory actions; whether the management of other

KKM Enhanced U.S. Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2017

accounts would conflict with its management of KKM Enhanced Equity; and whether KKM Financial has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by KKM Financial of its practices for monitoring compliance with KKM Enhanced Equity’s investment limitations, noting that KKM Financial’s chief compliance officer will periodically review the portfolio managers’ performance of their duties with respect to KKM Enhanced Equity to ensure compliance under KKM Financial’s compliance program. The Board then reviewed the capitalization of KKM Financial based on financial information and other materials provided and discussed with KKM Financial and concluded that KKM Financial was sufficiently well-capitalized, or that its control person or principal had the ability to make additional contributions in order to meet its obligations to KKM Enhanced Equity. The Board concluded that KKM Financial had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to KKM Enhanced Equity and that the nature, overall quality and extent of the management services to be provided by KKM Financial were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of KKM Enhanced Equity as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended March 31, 2017, noting that the Fund underperformed its peer group, Morningstar category and benchmark for the periods. The Board revisited KKM Financial’s presentation on performance noting the strategy has been extremely out of favor due to the lack of volatility in the market. The Board further noted that KKM Enhanced Equity should perform favorably during a normal, volatile market cycle. After further discussion, the Board concluded that the processes and personnel KKM Financial has in place should result in improved performance over time.

Fees and Expenses. As to the costs of the services to be provided by KKM Financial, the Board discussed the comparison of advisory fees and total operating expense data and reviewed KKM Enhanced Equity’s advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board noted that the advisory fee although on the high side was below the peer group and Morningstar category averages. The Board reviewed the contractual arrangements for KKM Enhanced Equity, which stated that KKM Financial had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2018 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.30% and 1.05% of KKM Enhanced Equity’s average net assets for Class A and Class I shares, respectively and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for KKM Enhanced Equity was in the best interest of the Fund’s shareholders. It was the consensus of the Board that, based on KKM Financial’s experience and expertise, and the services provided by KKM Financial to KKM Enhanced Equity, that the advisory fee charged by KKM Financial was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM Financial with respect to KKM Enhanced Equity based on breakeven and profitability reports and analyses reviewed by the Board and the selected financial information provided by KKM Financial. The Board noted that the adviser continues to subsidize KKM Enhanced Equity and concluded that anticipated profits from KKM Financial’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which KKM Enhanced Equity will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM Financial’s expectations for growth of KKM Enhanced Equity. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

KKM Enhanced U.S. Equity Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2017

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM Financial as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of KKM Enhanced Equity and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of KKM Enhanced Equity and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

KKM Enhanced U.S. Equity Fund
EXPENSE EXAMPLES (Unaudited)
May 31, 2017

As a shareholder of the KKM Enhanced U.S. Equity Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 through May 31, 2017.

Actual Expenses

The “Actual” column in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” column in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)

	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	12/1/16	5/31/17	Period*	5/31/17	Period*
KKM Enhanced U.S. Equity Fund	1.30%	$1,000.00	$1,017.90	$6.54	$1,018.45	$6.54

Class I
KKM Enhanced U.S. Equity Fund	1.05%	$1,000.00	$1,019.10	$5.29	$1,019.70	$5.29

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period December 1, 2016 to May 31, 2017 (182) divided by the number of days in the fiscal year (365).

KKM Enhanced U.S. Equity Fund
SUPPLMENTAL INFORMATION (Unaudited)
May 31, 2017

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services).	1	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA since 2007 (executive consulting firm).	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	1	Board Member Orizon Investment Counsel (financial services company)

KKM Enhanced U.S. Equity Fund
SUPPLMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2017

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds.	1	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004-2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, LLC (2007 - 2012).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of May 31, 2017 the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-767-3863

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $ 13,500

2016 - $ 13,000

(b)	Audit-Related Fees

2016 - None

2015 - None

(c)	Tax Fees

2017 - $ 2,750

2016 - $ 2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016       2017

Audit-Related Fees:      0.00%   0.00%

Tax Fees:      0.00%   0.00%

All Other Fees:      0.00%    0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $ 2,750

2016 - $ 2,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/8/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/8/17